CAVANAL HILL FUNDS

Supplement dated February 3, 2017

to the Cavanal Hill Funds

Statement of Additional Information

dated December 30, 2016

(filed December 22, 2016)

On January 27, 2017, the Board of Trustees of the Funds elected Mr. Joel Engle the Treasurer of the Funds.

Effective immediately, the following information supersedes and replaces the section of the SAI identified below (all other information contained in the SAI remains unchanged).

The following table replaces the Officers table contained in the section of the SAI entitled “Trustees and Officers,” on page 42:

OFFICERS

	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY TRUSTEE

NAME AND AGE

Joel Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

James L. Huntzinger (1950)	President, Assistant Secretary	Indefinite, 6/08 — Present	From 2002 to present, Chief Investment Officer for BOK Financial.	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services.	N/A	N/A

Cheryl Briggs (1960)	Secretary	Indefinite, 4/15 — Present

From March 2015 to present, Cavanal Hill Funds Administrator and Assistant Vice President, Cavanal Hill Investment Management. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management.

				N/A	N/A